38. Risk management	12 Months Ended
Dec. 31, 2020
Disclosure of risk management strategy related to hedge accounting [abstract]
Risk management
38.	Risk management

The Company is exposed to a variety of risks arising from its operations, including price risk (related to crude oil and oil products prices), foreign exchange rates risk, interest rates risk, credit risk and liquidity risk. Corporate risk management is part of the Company’s commitment to act ethically and comply with the legal and regulatory requirements of the countries where it operates. To manage market and financial risks the Company prefers structuring measures through adequate capital and leverage management. While managing risks, the Company considers its corporate governance and controls, technical departments and statutory committees monitoring, under the guidance of the Board of Executive Officers and the Board of Directors. The Company takes account of risks in its business decisions and manages any such risk in an integrated manner in order to enjoy the benefits of diversification.

38.1.	Derivative financial instruments

A summary of the positions of the derivative financial instruments held by the Company and recognized in other current assets and liabilities as of December 31, 2020 , as well as the amounts recognized in the statement of income and other comprehensive income and the guarantees given is set out as follows:

		Statement of Financial Position
				Fair value
	Notional value		Asset Position (Liability)		Maturity
	12.31.2020	12.31.2019	12.31.2020	12.31.2019
Derivatives not designated for hedge accounting
Future contracts - total (*)	(240)	(10,383)	(10)	(28)
Long position/Crude oil and oil products	3,927	9,865	-	-	2021
Short position/Crude oil and oil products	(4,167)	(20,248)	-	-	2021
Forward contracts
Long position/Foreign currency forwards (BRL/USD) (**)	-	US$ 273	-	-	-
Long position/Foreign currency forwards (EUR/USD) (**)	-	EUR 2.245	-	(45)	-
Long position/Foreign currency forwards (GPB/USD) (**)	GBP 354	GBP 388	23	11	2021
Short position/Foreign currency forwards (GPB/USD) (**)	-	GBP 224	-	(14)	-
Swap
Foreign currency / Cross-currency Swap (**)	GBP 615	GBP 700	44	32	2026
Foreign currency / Cross-currency Swap (**)	GBP 600	GBP 600	(26)	(50)	2034
Swap - IPCA	R$ 3008	R$ 3008	47	6	2029/2034
Foreign currency / Cross-currency Swap (**)	US$ 729	US$ 729	(244)	11	2024/2029
Total recognized in the Statement of Financial Position			(166)	(77)

(*) Notional value in thousands of bbl.
(**) Amounts in US$, GBP and EUR are presented in million.

		Gains/ (losses) recognized in the statement of income
	2020	2019	2018
Commodity derivatives
Crude oil - 38.2 (a) (b)	(502)	(216)	(401)
Gasoline - 38.2 (b)	−	11	(34)
Diesel - 38.2 (b)	−	(12)	−
Other commodity derivative transactions - 38.2 (c)	194	(153)	19
Recognized in Other Income and Expenses	(308)	(370)	(416)
Currency derivatives		−
Swap Pounds Sterling x Dollar - 38.3 (b)	11	(18)	(265)
NDF – Euro x Dollar - 38.3 (b)	(23)	(153)	(129)
NDF – Pounds Sterling x Dollar - 38.3 (b)	20	(8)	(12)
Swap CDI x Dollar - 38.3 (b)	(284)	7	−
Others	(2)	6	36
	(278)	(166)	(370)
Interest rate derivatives
Swap - CDI X IPCA	(36)	6	−
	(36)	6	−
Cash flow hedge on exports (*)	(4,720)	(3,136)	(3,315)
Recognized in Net finance income (expense)	(5,034)	(3,296)	(3,685)
Total	(5,342)	(3,666)	(4,101)

(*) As presented in note 38.3
		Gains/ (losses) recognized in other comprehensive income
	2020	2019	2018
Cash flow hedge on exports (*)	(17,542)	(5,060)	(5,635)

(*) As presented in note 38.3
	Guarantees given as collateral
	12.31.2020	12.31.2019
Commodity derivatives	13	57
Currency derivatives	78	230
Total	91	287

A sensitivity analysis of the derivative financial instruments for the different types of market risks as of December 31, 2020 is set out as follows:

Financial Instruments	Risk	Probable Scenario (*)	Reasonably possible scenario (*)	Remote Scenario (*)
Derivatives not designated for hedge accounting
Future and forward contracts	Crude oil and oil products - price changes	-	(27)	(55)
		−	(27)	(55)
Net effect
(*) The probable scenario was computed based on the fair value of oil and oil products prices at December 31, 2020. Reasonably possible and remote scenarios consider 25% and 50% deterioration in the associated risk variables, respectively.
38.2.	Risk management of crude oil and oil products prices

The Company is usually exposed to commodity price cycles, although it may use derivative instruments to hedge exposures related to prices of products purchased and sold to fulfill operational needs and in specific circumstances depending on business environment analysis and assessment of whether the targets of the Strategic Plan are being met.

a)	Crude oil

In March 2020, in order to preserve the Company's liquidity, Petrobras approved a hedge strategy for exported oil already shipped but not priced mainly due to the high volatility of the current context, both due to the effects of the oil price drop and the effects of the COVID-19 pandemic on the global oil consumption.

As a result of this strategy, from April 2020, transactions using forward and futures contracts were carried out. Forward transactions do not require initial disbursement, whereas future transactions require margin deposits, depending on the volume contracted.

b)	Crude oil, diesel and gasoline – 2019

Crude oil – results relate to put options referenced in the average Brent oil prices, with strike price of US$ 60/barrel to protect production. However, in the third quarter of 2019, based on the significant reduction in cash flow uncertainties concerning the Business and Management Plan for 2019, Petrobras sold the put options.

Diesel and gasoline – results relate to non-deliverable forwards (NDF) derivatives contracted in 2018 as a hedge strategy for gasoline and diesel prices and foreign exchange rates, aiming at giving additional flexibility to the pricing policy at that time.

c)	Other commodity derivative transactions

Petrobras, by use of its assets, positions and market knowledge from its operations in Brazil and abroad, occasionally seeks to optimize some of its commercial operations in the international market, with the use of commodity derivatives to manage price risk.

38.3.	Foreign exchange risk management

The Company’s Risk Management Policy provides for, as an assumption, an integrated risk management that extends to the whole corporation, pursuing the benefit from the diversification of its businesses.

By managing its foreign exchange risk, the Company takes into account the cash flows derived from its operations as a whole. This concept is especially applicable to the risk relating to the exposure of the Brazilian Real against the U.S. dollar, in which future cash flows in U.S. dollar, as well as cash flows in Brazilian Real affected by the fluctuation between both currencies, such as cash flows derived from diesel and gasoline sales in the domestic market, are assessed in an integrated manner.

Accordingly, the financial risk management mainly involves structured actions encompassing the business of the Company.

Changes in the Real/U.S. dollar spot rate, as well as foreign exchange variation of the Real against other foreign currencies, may affect net income and the statement of financial position due to the exposures in foreign currencies, such as high probable future transactions, monetary items and firm commitments.

The Company seeks to mitigate the effect of potential variations in the Real/U.S. dollar spot rates mainly raising funds denominated in US dollars, aiming at reducing the net exposure between obligations and receipts in this currency, thus representing a form of structural protection that takes into account criteria of liquidity and cost competitiveness.

Foreign exchange variation on future exports denominated in U.S. Dollar in a given period are efficiently hedged by the US dollar debt portfolio taking into account changes in such portfolio over time.

The foreign exchange risk management strategy may involve the use of derivative financial instruments to hedge certain liabilities, mitigating foreign exchange rate risk exposure, especially when the Company is exposed to a foreign currency in which no cash inflows are expected, for example, the Pound Sterling.

In the short-term, the foreign exchange risk is managed by applying resources in cash or cash equivalent denominated in Brazilian Real, U.S. Dollar or in another currency.

a)	Cash Flow Hedge involving the Company’s future exports

The carrying amounts, the fair value as of December 31, 2020, and a schedule of expected reclassifications to the statement of income of cumulative losses recognized in other comprehensive income (shareholders’ equity) based on a US$ 1.00 / R$ 5.1967 exchange rate are set out below:

				Present value of hedging instrument notional value at 12.31.2020
Hedging Instrument	Hedged Transactions	Nature of theRisk	Maturity Date	(US$ million)	(R$ million)
Foreign exchange gains and losses on proportion of non-derivative financial instruments cash flows	Foreign exchange gains and losses on a portion of highly probable future monthly exports revenues	Foreign Currency – Real vs U.S. Dollar Spot Rate	January 2021 to December 2030	61,502	319,608

Changes in the present value of hedging instrument notional value	US$	R$ million
Amounts designated as of January 1, 2020	87,651	353,295
Additional hedging relationships designated, designations revoked and hedging instruments re-designated	12,128	59,145
Exports affecting the statement of income	(13,432)	(67,343)
Principal repayments / amortization	(24,845)	(124,955)
Foreign exchange variation	-	99,466
Amounts designated as of December 31, 2020	61,502	319,608
Nominal value of hedging instrument (finance debt and lease liability) at December 31, 2020	69,314	360,205

In 2020, highly probable future exports were impacted by the effects of the oil price war and the COVID-19 pandemic.

Thus, a portion of exports designated for hedge relationships are no longer considered highly probable, but are still expected to occur, and consequently the hedge relationships were revoked at March 31, 2020, in the amount of US$ 35,774. The foreign exchange variation accounted for these operations within other comprehensive income up to the end of the first quarter remains in shareholders' equity, and will be reclassified to the statement of income when exports occur.

According to the 2021-2025 Strategic Plan, there is an increase in expected exports compared to the expected in the first quarter and consequently in highly probable future exports, but not in an amount equal to or greater than the finance debt and lease liabilities subject to designation as hedge instruments. As a result, the relevant increase in Dollar/Real exposure observed during 2020 remains at December 31, 2020, as presented in item (c) below.

In the year ended December 31, 2020, the Company recognized a US$ 1 gain within foreign exchange gains (losses) due to ineffectiveness (a US$ 9 gain in 2019).

In addition, a portion of exports designated for hedge relationships, from April to December 2020 and from August to December 2021, were no longer expected to occur, and the corresponding foreign exchange variation were recycled from shareholder’s equity to the statement of income in 2020, in the amount of US$ 572 (of which US$ 510 was redesignated in the first quarter of 2020).

The average ratio of future exports for which cash flow hedge accounting was designated to the highly probable future exports is 100%.

A roll-forward schedule of cumulative foreign exchange losses recognized in other comprehensive income as of December 31, 2020 is set out below:

	Exchange rate variation	Tax effect	Total
Balance at January 1,2019	(20,143)	6,851	(13,292)
Recognized in Other comprehensive income	(3,510)	1,192	(2,318)
Reclassified to the statement of income - occurred exports	3,136	(1,066)	2,070
Balance at December 31, 2019	(20,517)	6,977	(13,540)
Recognized in Other comprehensive income	(21,460)	7,296	(14,164)
Reclassified to the statement of income - occurred exports	4,172	(1,419)	2,753
Reclassified to the statement of income - exports no longer expected to occur	548	(187)	361
Balance at December 31, 2020	(37,257)	12,667	(24,590)

Additional hedging relationships may be revoked or additional reclassification adjustments from equity to the statement of income may occur as a result of changes in forecasted export prices and export volumes following a revision of the Company’s strategic plan. Based on a sensitivity analysis considering a US$ 10/barrel decrease in Brent prices stress scenario, when compared to the Brent price projections in our Strategic Plan 2021-2025, would not indicate a reclassification adjustment from equity to the statement of income.

A schedule of expected reclassification of cumulative foreign exchange losses recognized in other comprehensive income to the statement of income as of December 31, 2020 is set out below:

	2021	2022	2023	2024	2025	2026	2027	2028 to 2030	Total
Expected realization	(6,895)	(7,323)	(6,132)	(4,647)	(3,163)	(2,731)	(2,832)	(3,534)	(37,257)

a.1)        Accounting policy

At inception of the hedge relationship, the Company documents its objective and strategy, including identification of the hedging instrument, the hedged item, the nature of the hedged risk and evaluation of hedge effectiveness requirements.

Considering the natural hedge and the risk management strategy, the Company designates hedging relationships to account for the effects of the existing hedge between a foreign exchange gain or loss from proportions of its long-term debt obligations (denominated in U.S. dollars) and foreign exchange gain or loss of its highly probable U.S. dollar denominated future export revenues, so that gains or losses associated with the hedged transaction (the highly probable future exports) and the hedging instrument (debt obligations) are recognized in the statement of income in the same periods.

Foreign exchange gains and losses on proportions of debt obligations and lease liability (non-derivative financial instruments) have been designated as hedging instruments.

The highly probable future exports for each month are hedged by a proportion of the debt obligations with an equal US dollar nominal amount. Only a portion of the Company’s forecast exports are considered highly probable.

The Company’s future exports are exposed to the risk of variation in the Brazilian Real/U.S. dollar spot rate, which is offset by the converse exposure to the same type of risk with respect to its debt denominated in US dollar.

The hedge relationships are assessed on a monthly basis and they may cease and may be re-designated in order to achieve the risk management strategy.

Foreign exchange gains and losses relating to the effective portion of such hedges are recognized in other comprehensive income and reclassified to the statement of income within finance income (expense) in the periods when the hedged item affects the statement of income. The gains or losses relating to the ineffective portion are immediately recognized in finance income (expense).

Whenever a portion of future exports for a certain period, for which their foreign exchange gains and losses hedging relationship has been designated is no longer highly probable, the Company revokes the designation and the cumulative foreign exchange gains or losses that have been recognized in other comprehensive income remain separately in equity until the forecast exports occur.

If future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from equity to the statement of income.

In addition, when a financial instrument designated as a hedging instrument expires or settles, the Company may replace it with another financial instrument in a manner in which the hedge relationship continues to occur. Likewise, whenever a hedged transaction effectively occurs, its financial instrument previously designated as a hedging instrument may be designated for a new hedge relationship.

The gains or losses relating to the ineffective portion are immediately recognized in finance income (expense). Ineffectiveness may occur as hedged items and hedge instruments have different maturity dates and due to discount rate used to determine their present value.

b)	Information on ongoing contracts

Cross currency swap – Pounds Sterling x Dollar

In 2017, the Company, through its wholly owned subsidiary Petrobras Global Trading B.V. (PGT), entered into cross currency swaps maturing in 2026 and 2034, with notional amounts of £ 700 million and £ 600 million, respectively, in order to hedge its Pounds/U.S. Dollar exposure arising from bonds issued amounting to £ 1,300.

Non Deliverable Forward (NDF) – Euro x Dollar and Pounds Sterling x Dollar

In 2018, the Company, also through PGT, entered into non deliverable forwards, in other to reduce its euro x dollar and pounds x dollar exposures raised by bonds issued.

As of December 31, 2020, net notional amount of pounds x dollars derivative changed to £ 354 million, while the position in Euros was terminated.

Swap contracts – National consumer price index (IPCA) x Brazilian interbank offering rate (CDI) and CDI x Dollar

In September 2019, Petrobras contracted a cross currency swap aiming to protect against exposure arising from the 7th issuance of debentures, settled on October 9, 2019, maturing in September 2029 and September 2034, and for CDI x U.S. Dollar operations, maturing in September 2024 and September 2029.

Changes in future interest rate curves (CDI) may have an impact on the Company's results, due to the market value of these swap contracts. A sensitivity analysis on CDI with a constant increase (parallel shock) of 100 basis points, all other variables remaining constant, would result in a US$ 71 loss, while a constant reduction (parallel shock) of 100 basis points, would result in a US$ 70 gain.

c)	Sensitivity analysis for foreign exchange risk on financial instruments

A sensitivity analysis is set out below, showing the probable scenario for foreign exchange risk on financial instruments, computed based on external data along with stressed scenarios (a 25% and a 50% change in the foreign exchange rates), except for assets and liabilities of foreign subsidiaries, when transacted in a currency equivalent to their respective functional currencies.

Financial Instruments	Exposure at 12.31.2020	Risk	Probable Scenario (*)	Reasonably possible scenario	Remote Scenario

Assets	4,639		(42)	1,160	2,320
Liabilities	(107,346)	Dollar/Real	965	(26,836)	(53,673)
Exchange rate - Cross currency swap	(579)		5	(145)	(289)
Cash flow hedge on exports	61,502		(553)	15,376	30,751
	(41,784)		375	(10,445)	(20,891)
Assets	4	Euro/Real	−	1	2
Liabilities	(48)		2	(12)	(24)
	(44)		2	(11)	(22)
Assets	1,705	Euro/Dollar	(10)	426	852
Liabilities	(3,406)		20	(852)	(1,703)
	(1,701)		10	(426)	(851)
Assets	5	Pound/Real	−	1	2
Liabilities	(23)		1	(6)	(12)
	(18)		1	(5)	(10)
Assets	1,883	Pound /Dollar	(22)	471	942
Liabilities	(3,742)		44	(935)	(1,871)
Derivative - cross currency swap	1,660		(20)	415	830
Non Deliverable Forward (NDF)	483		(6)	121	242
	284		(4)	72	143
Total at December 31, 2020	(43,263)		384	(10,815)	(21,631)
Total at December 31, 2019	950		16	285	570

(*) At December 31, 2020, the probable scenario was computed based on the following risks: R$ x U.S. Dollar - a 0.9% appreciation of the Real; Euro x U.S. Dollar: a 0.6% depreciation of the Euro; Pound Sterling x U.S. Dollar: a 1.19% depreciation of the Pound Sterling; Real x Euro: a 5% appreciation of the Real; and Real x Pound Sterling - a 4.6% appreciation of the Real. Source: Focus and Thomson Reuters.
38.4.	Interest rate risk management

The Company considers that interest rate risk does not create a significant exposure and therefore, preferably does not use derivative financial instruments to manage interest rate risk, except for specific situations faced by certain subsidiaries of Petrobras.

Risk	Probable Scenario (*)	Reasonably possible scenario	Remote Scenario
LIBOR 1M	10	12	14
LIBOR 3M	13	15	17
LIBOR 6M	414	463	512
CDI	83	104	125
TJLP	84	105	126
IPCA	77	96	115
	681	795	909
(*) The probable scenario was calculated considering the quotations of currencies and floating rates to which the debts are indexed.
38.5.	Credit risk

Credit risk management in Petrobras aims to mitigate risk of not collecting receivables, financial deposits or collateral from third parties or financial institutions through efficient credit analysis, granting and management based on quantitative and qualitative parameters that are appropriate for each market segment in which the Company operates.

The commercial credit portfolio is broad and diversified and comprises clients from the domestic and foreign markets. Credit granted to financial institutions is related to collaterals received, cash surplus invested and derivative financial instruments. It is spread among “investment grade” international banks rated by international rating agencies and Brazilian banks with low credit risk.

38.5.1.	Credit quality of financial assets
a)	Trade and other receivables

Most of Petrobras's clients do not have a risk rating granted by rating agencies. Thus, for the definition and monitoring of credit limits, management evaluates the customer's field of activity, commercial relationship, financial relationship with Petrobras and its financial statements, among other aspects.

b)	Other financial assets

Credit quality of cash and cash equivalents, as well as marketable securities is based on external credit ratings provided by Standard& Poor’s, Moody’s and Fitch. The credit quality of those financial assets, that are neither past due nor considered to be credit impaired, are set out below:

	Cash and cash equivalents		Marketable securities

	12.31.2020	12.31.2019	12.31.2020	12.31.2019
AA	1,995	1,053	−	−
A	2,363	1,173	−	−
BBB	168	41	−	−
BB	4,154	3,591	−	838
AAA.br	673	80	652	33
AA.br	1,960	1,224	43	48
Other ratings	398	210	8	27
	11,711	7,372	703	946
38.6.	Liquidity risk management

The possibility of a shortage of cash or other financial assets in order to settle the Company’s obligations on the agreed dates and is managed by the Company based on policies such as:

·	centralization of cash management, optimization of the level of cash and cash equivalents held and reduction of working capital;
·	maintenance of an adequate cash balance to ensure that cash need for investments and short-term obligations is met even in adverse market conditions;
·	increase in the average debt maturity, increase in funding sources from domestic and international markets (new markets and financial products); and
·	funds under the partnership and divestment program.

Following its liability management strategy, the Company regularly evaluates market conditions and may enter into transactions to repurchase its own securities or those of its affiliates, through a variety of means, including tender offers, make whole exercises and open market repurchases, in order to improve its debt repayment profile and cost of debt.

38.6.1.	Measures to protect the Company’s liquidity

As a result of the sharp reduction in prices and demand for oil and oil products caused by the effects of the COVID-19 pandemic in the economy around the world, the Company adopted a set of measures to reduce disbursements and preserve cash generation, in order to reinforce its financial strength and the resilience of its businesses.

These measures are described in note 6.

38.7.	Insurance

The Company’s insurance strategy involves acquiring insurance to cover risks that may produce material impacts and to cover risks that are subject to compulsory insurance coverage (pursuant to legal or contractual requirements). The remaining risks are self-insured and

Petrobras intentionally assumes the entire risk by abstaining from contracting insurance. The Company assumes a significant portion of its risk, by entering into insurance policies that have deductible clauses up to the equivalent to US$180.

Additionally, the Company has indemnify clauses in its bylaws, as set out in note 39.

The main information concerning the insurance coverage outstanding at December 31, 2020 is set out below:

Assets	Types of coverage	Amount insured
Facilities, equipment inventory and products inventory	Fire, operational risks and engineering risks	124,493
Tankers and auxiliary vessels	Hulls	3,341
Fixed platforms, floating production systems and offshore drilling units	Oil risks	48,786
Total		176,620

Petrobras does not have loss of earnings insurance or insurance related to automobiles and pipeline networks in Brazil.